FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2021
FINANCIAL INSTRUMENTS

18.	FINANCIAL INSTRUMENTS

Fair values

The Company’s financial instruments include cash and cash equivalents, restricted cash, trade and other receivables, accounts payable, credit facility, short-term loans, deferred consideration, lease obligations. The carrying amounts of these financial instruments are a reasonable estimate of their fair values based on their current nature and current market rates for similar financial instruments. Lease obligations are classified as level 2 within the hierarchy. Deferred consideration is the only instrument measured at fair value through profit and loss in accordance with IFRS 9 – Financial Instruments.

The following table summarizes the carrying values of the Company’s financial instruments:

	December 31, 2021	December 31, 2020
	$	$
Assets:
Measured at amortized cost (i)	7,212	4,547
Liabilities:
Amortized cost (ii)	10,284	17,084
Fair value through P&L (iii)	4,602	—

(i)       Cash, restricted cash and trade and other receivables

(ii)       Accounts payable and accrued liabilities, current loans, and lease obligations.

(iii)       Deferred consideration (only financial instrument carried at fair value)

The Company classifies its fair value measurements in accordance with the three-level fair value hierarchy as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities

Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly (i.e. as prices) or indirectly (i.e. derived from prices), and

Level 3 – Inputs that are not based on observable market data

The Company valued deferred consideration (iii) as a level 3 instrument. The Company used a probability weighted discount model to determine the fair value of the deferred consideration. Key assumptions included a discount rate of 10% and a time frame of 12 months after which the Company expects the consideration milestone to have been achieved.

Interest Rate and Credit Risk

The Company is exposed to interest rate risk on its bank loans to the extent that its credit facilities are based on Canadian and US prime rates of interests.

Financial instruments that potentially subject the Company to concentrations of credit risks consist principally of cash and cash equivalents, restricted cash, and trade and other receivables.

To minimize the credit risk related to cash and cash equivalents, the Company places these instruments with high credit quality financial institutions located in Canada and the United States.

Currency Risk

On October 6, 2021, the functional currency of the Company’s parent, Vicinity Motor Corp. changed from Canadian dollars to US dollars as financing for operations are now raised in US dollars.

The Company is exposed to foreign currency risk because the Company’s parent and US operations incur a portion of their operating expenses in Canadian dollars. Therefore, an increase in the value of the CAD relative to the USD increases the value of expenses in USD terms incurred by the Company’s parent and US operations, which reduces operating margin and the cash flow available to fund operations. Conversely, the Company’s Canadian operation has a functional currency of Canadian dollars and incurs a portion of their operating expenses in US dollars.

Whenever possible the Company tries to match US dollar revenue and cash flows to US dollar expenses and Canadian dollar revenue and cash flows to Canadian dollar expenses to minimize exposure to fluctuations in exchange rates.

At December 31, 2021, the Company had cash of $115, accounts receivable of $1,896 and accounts payable of $4,904, which were denominated in US dollars for its entity with CAD functional currency.

At December 31, 2021, the Company had cash of C$3,964, accounts receivable of C$234 and accounts payable of C$376, which were denominated in Canadian dollars for its entities with USD functional currency.

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s objective when managing liquidity risk is to ensure that it has sufficient liquidity available to meet its liabilities when due. The Company uses cash to settle its financial obligations as they fall due. The ability to do this relies on the Company collecting its trade receivables in a timely manner and maintaining sufficient cash on hand through credit facility financing.

The following are the contractual maturities of financial liabilities:

	Carrying Amount	Contractual Cash Flows	Within 1 year	1 to 2 years	2 to 3 years	3 to 6 years
	$	$	$	$	$	$
At December 31, 2021
Accounts payable	7,517	(7,915)	(7,915)	—	—	—
Current debt facilities	7,143	(8,774)	(8,774)	—	—	—
Other long-term liabilities	226	(230)	(137)	(49)	(15)	(29)

Total	14,886	(16,919)	(16,826)	(49)	(15)	(29)

Sensitivity analysis

The Company’s borrowing under the existing credit facility are at variable rates of interest and expose the Company to interest rate risk. The Company has completed a sensitivity analysis to estimate the impact on comprehensive income which a change in interest rates at and during the year ended December 31, 2021 would have had on the Company. The result of this sensitivity analysis indicates that a 0.5% increase (decrease) in the prime interest rates would not have a material impact.

The Company has completed a sensitivity analysis to estimate the impact on comprehensive earnings which a change in foreign exchange rates as at and during the year ended December 31, 2021 would have had on the Company.

The sensitivity analysis includes the assumption that changes in individual foreign exchange rates do not cause foreign exchange rates in other countries to alter.

The following tables summarizes quantitative data about our exposure to currency risk as a result of monetary assets (labilities) in currencies different from the entity’s functional currency:

		2021
		$
Net Canadian dollar monetary asset (liability)	CAD thousands	3,822
Net US dollar monetary asset (liability)	USD thousands	(2,893)

The result of this sensitivity analysis indicates that a 10% increase (decrease) in the average value of the Canadian dollar relative to the US dollar during the period would have resulted in an increase (decrease) in net income of approximately $591.